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                                                                     EXHIBIT 8.1

        LIST OF SUBSIDIARIES AND AFFILIATED VARIABLE INTEREST ENTITIES OF
                                  LINKTONE LTD.

NAME OF SUBSIDIARY                                                      JURISDICTION OF INCORPORATION
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
Brilliant Concept Investments Ltd.                                      British Virgin Islands
Shanghai Linktone Consulting Co., Ltd.                                  People's Republic of China
Shanghai Huitong Information Co., Ltd.                                  People's Republic of China
Shanghai Linktone Internet Technology Co., Ltd.                         People's Republic of China
Linktone Software Co., Ltd.                                             People's Republic of China
Ojava Overseas Ltd.                                                     British Virgin Islands
Wang You Digital Technology Co., Ltd. (1)                               People's Republic of China
Beijing RuiDa Internet Technology Co., Ltd. (2)                         People's Republic of China

NAME OF AFFILIATED VARIABLE INTEREST ENTITY                             JURISDICTION OF INCORPORATION
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
Shanghai Weilan Computer Co., Ltd.                                      People's Republic of China
Shanghai Unilink Computer Co., Ltd.                                     People's Republic of China
Shenzhen Yuan Hang Technology Co., Ltd.                                 People's Republic of China
Beijing Cosmos Digital Technology Co., Ltd.                             People's Republic of China
Hainan Zhong Tong Computer Network Co., Ltd.                            People's Republic of China
Beijing Lian Fei Wireless Communications Technology Co., Ltd.           People's Republic of China
Shanghai Qimingxing E-commerce Co., Ltd.                                People's Republic of China
Beijing Ojava Wuxian Co., Ltd.                                          People's Republic of China
Shanghai Ling Yu Cultural and Communication Ltd.                        People's Republic of China
Zhong Qing Wei Lian Cultural Communication Co., Ltd.                    People's Republic of China
Beijing Lian Yu Interactive Technology Development Co., Ltd.            People's Republic of China

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(1) Indirectly, through our ownership of Brilliant Concept Investments Ltd.
(2) Indirectly, through our ownership of Ojava Overseas Ltd.